UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.        )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Cracker Barrel Old Country Store, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On November 17, 2025, Cracker Barrel Old Country Store, Inc. (the “Company”) mailed the following letter to certain of its shareholders. The letter was also posted by the Company to its proxy solicitation campaign website at www.crackerbarrelshareholders.com (the “Campaign Website”).

CBRL Shareholder Letter – November 2025

November 17, 2025

Dear [SHAREHOLDER]:

I’m writing on behalf of the full Board. We appreciate you taking the time to hear our views regarding our upcoming Annual Meeting.

As you know, Sardar Biglari is running his eighth proxy contest against Cracker Barrel in 15 years. This year, he is asking shareholders to vote against Cracker Barrel’s CEO, Julie Masino, and one of our independent directors, Gilbert Dávila, and to vote against bylaw amendments implemented earlier this year, which seek to protect the Company and our shareholders from costly, serial abuse of the proxy system, while maintaining the highest standards of corporate governance.

ISS and Glass Lewis recently made their recommendations with respect to how shareholders should vote at Cracker Barrel’s upcoming Annual Meeting. Both ISS and Glass Lewis recommend shareholders vote for Ms. Masino. In addition, ISS recommends that shareholders vote in favor of the bylaw amendments. However, ISS has recommended voting against re-electing Mr. Dávila, and Glass Lewis has recommended voting against Mr. Dávila and another independent director, Jody Bilney, while also recommending shareholders not support two of the Company’s bylaw amendments.

We are writing to urge you to vote FOR each of the Board’s 10 recommended nominees, including Mr. Dávila and Ms. Bilney and Ms. Masino, on Cracker Barrel’s “white” card. We also urge you to vote FOR the bylaw amendments, which we firmly believe are in the best interests of the Company and our shareholders.

All Cracker Barrel Directors Are Needed to Oversee the Company Moving Forward

We strongly believe that voting against our directors risks removing critical skills and expertise from our Board and would disrupt Cracker Barrel’s ability to restore the momentum we had seen throughout fiscal 2025. We disagree with ISS’s decision not to support Mr. Dávila and Glass Lewis’s decision not to support Ms. Bilney or Mr. Dávila. Both of these directors are valuable contributors to the Board and we believe that losing them as directors would be harmful to shareholders. Now, more than ever, we need to maintain stability and the contributions of all of our highly-qualified directors.

Bylaw Amendments Intended to Protect Shareholders from Costly Serial Abuse of the Proxy System

We also want to emphasize how important we believe the bylaw amendments are to protecting our shareholders from continued costly abuse of the proxy system of the type Mr. Biglari has pursued at Cracker Barrel over the last 15 years. Last year, we heard from several of our larger shareholders about their desire for us to do something to prevent the Board and leadership team from having to spend precious time and resources on repeated proxy contests that had garnered no meaningful levels of shareholder support. As you know, we have attempted to engage constructively with Mr. Biglari and have placed two of his past director nominees on our Board, yet he has continued his attacks.

As we developed the bylaw amendments, our Board wanted to further our continued commitment to strong corporate governance practices while protecting shareholders from serial abuse of the proxy system and preserving your rights to nominate and vote for directors. We therefore adopted a majority voting standard for uncontested director elections and proxy access and added two other provisions that are extremely limited in scope and apply only in the most egregious of situations.

The first of these provisions, under Proposal 6, requires nominees (whether nominated by the Company or a shareholder) who are resoundingly rejected by shareholders to “sit on the sidelines” for a reasonable period of time before these same individuals can be renominated. The second bylaw provision, under Proposal 7, requires both a shareholder and the Company to have at least a stake in the outcome if and when serial contests prove to be significantly one-sided. These provisions will only apply in the most extreme of circumstances and should not limit shareholders from exercising their fundamental rights. Indeed, we are unaware of any analogous situation in U.S. corporate history where these provisions would have been triggered outside of the contests Mr. Biglari has waged at Cracker Barrel over the past 15 years. We believe this is why ISS supports our proposed amendments.

The Company needs all of its directors and experienced leadership now more than ever to return the Company to the progress and results we achieved in fiscal 2025 and put the business back on a positive trajectory. We are confident in our path ahead, leveraging the many elements of our multi-year plan that have been working, honoring Cracker Barrel’s heritage and listening to and deepening our connection with our guests.

For all of the above reasons we ask that you affirmatively vote FOR each of the Board’s 10 recommended nominees, including Mr. Dávila and Ms. Bilney and Ms. Masino, on Cracker Barrel’s “white” card. We also urge you to vote FOR the bylaw amendments, which we firmly believe are in the best interests of the Company and our shareholders.

We welcome any questions you might have and would be happy to provide any additional insight you might require. In the meantime, thank you for your serious consideration of this important request and for your continued investment in Cracker Barrel.

Sincerely,

Carl Berquist

Chairman of the Board

Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in this communication may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology.

The Company believes the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain, or the effects of plans intended to improve, operational or marketing execution and performance, including the Company’s multi-year strategic plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue the Company’s operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance the Company’s indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors, or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America (“GAAP”), and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 7, 2025, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2025 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com.

Participants

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.

On November 17, 2025, the Company updated the Campaign Website. A copy of the updated website content (other than that previously filed or filed herewith) can be found below.

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Forward-Looking Statements

Except for specific historical information, certain of the matters discussed in this filing may express or imply projections of items such as revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These and similar statements regarding events or results that Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) expects will or may occur in the future are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual results and performance of the Company to differ materially from those expressed or implied by such forward-looking statements. All forward-looking information is provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these risks, uncertainties and other factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology.

The Company believes the assumptions underlying any forward-looking statements are reasonable; however, any of the assumptions could be inaccurate, and therefore, actual results may differ materially from those projected in or implied by the forward-looking statements. In addition to the risks of ordinary business operations, factors and risks that may result in actual results differing from this forward-looking information include, but are not limited to risks and uncertainties associated with inflationary conditions with respect to the price of commodities, ingredients, transportation, distribution and labor; disruptions to the Company’s restaurant or retail supply chain; effects of changes in international, national, regional and local economic and market conditions (such as the imposition of trade barriers or other changes in trade policy) on the Company’s business; the Company’s ability to manage retail inventory and merchandise mix; the Company’s ability to sustain, or the effects of plans intended to improve, operational or marketing execution and performance, including the Company’s multi-year strategic plan; the effects of increased competition at the Company’s locations on sales and on labor recruiting, cost, and retention; consumer behavior based on negative publicity or changes in consumer health or dietary trends or safety aspects of the Company’s food or products or those of the restaurant industry in general, including concerns about outbreaks of infectious disease; the effects of the Company’s indebtedness and associated restrictions on the Company’s financial and operating flexibility and ability to execute or pursue the Company’s operating plans and objectives; changes in interest rates, increases in borrowed capital or capital market conditions affecting the Company’s financing costs and ability to refinance the Company’s indebtedness, in whole or in part; the Company’s reliance on a single distribution facility and certain significant vendors, particularly for foreign-sourced retail products; information technology disruptions and data privacy and information security breaches, whether as a result of infrastructure failures, employee or vendor errors, or actions of third parties; the Company’s compliance with privacy and data protection laws; changes in or implementation of additional governmental or regulatory rules, regulations and interpretations affecting tax, health and safety, animal welfare, pensions, insurance or other undeterminable areas; the actual results of pending, future or threatened litigation or governmental investigations; the Company’s ability to manage the impact of negative social media attention and the costs and effects of negative publicity; the impact of activist shareholders; the Company’s ability to achieve aspirations, goals and projections related to its environmental, social and governance initiatives; the Company’s ability to enter successfully into new geographic markets that may be less familiar to it; changes in land, building materials and construction costs; the availability and cost of suitable sites for restaurant development and the Company’s ability to identify those sites; the Company’s ability to retain key personnel; the ability of and cost to the Company to recruit, train, and retain qualified hourly and management employees; uncertain performance of acquired businesses, strategic investments and other initiatives that the Company may pursue from time to time; the effects of business trends on the outlook for individual restaurant locations and the effect on the carrying value of those locations; general or regional economic weakness, business and societal conditions and the weather impact on sales and customer travel; discretionary income or personal expenditure activity of the Company’s customers; implementation of new or changes in interpretation of existing accounting principles generally accepted in the United States of America (“GAAP”), and other factors described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), press releases, and other communications. Any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which made. The Company expressly disclaims any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Important Additional Information and Where to Find It

On October 7, 2025, Cracker Barrel filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) and an accompanying WHITE proxy card in connection with the solicitation of proxies for the 2025 Annual Meeting of Cracker Barrel shareholders (the “Annual Meeting”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain copies of these documents and other documents filed with the SEC by Cracker Barrel for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of Cracker Barrel’s corporate website at www.crackerbarrel.com.

Participants

Cracker Barrel, its directors and its executive officers will be participants in the solicitation of proxies from Cracker Barrel shareholders in connection with the matters to be considered at the Annual Meeting. Information regarding the names of Cracker Barrel’s directors and executive officers and certain other individuals and their respective interests in Cracker Barrel by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in Cracker Barrel’s securities have changed since the amounts described in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Forms 4 or Annual Statement of Changes in Beneficial Ownership of Securities on Forms 5 filed with the SEC. Copies of these documents are or will be available at no charge and may be obtained as described in the preceding paragraph.